UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-03835_

Value Line Centurion Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2021

Date of reporting period: June 30, 2021

Item I.     Reports to Stockholders.

(a)	A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/21 is included with this Form.

■  Value Line Centurion Fund, Inc.
Semi-Annual Report
To Contractowners

Stephen E. Grant,
Portfolio Manager
Objective:
Long-term growth of capital
Inception Date:
November 15, 1983
Net Assets at
June 30, 2021:
$163,449,110
Portfolio
Composition at
June 30, 2021:
(Percentage of Total Net Assets)
An Update from Fund Management (Unaudited)
PRESIDENT’S LETTER
Dear Shareholders:
On behalf of all of us here at Value Line Funds, I hope this semi-annual report finds you and your family safe and well.
As we continue through these challenging times, know that our long-term commitment to you, our Fund shareholders, remains unchanged. As such, we are pleased to present you with this semi-annual report for Value Line Centurion Fund, Inc. (the “Fund”) for the six months ended June 30, 2021.
During the semi-annual period, the Fund posted solid positive absolute returns but lagged the return of its benchmark index, the S&P 500® Index1, on a relative basis.
On the following pages, the Fund’s portfolio manager discusses the management of the Fund during the semi-annual period. The discussion highlights key factors influencing recent performance of the Fund. You will also find a Schedule of Investments and financial statements for the Fund.
Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended June 30, 2021, especially given the newsworthy events of the semi-annual period.
Economic Review
During the six months ended June 30, 2021, the U.S. economy increasingly opened up as just under half of Americans became fully vaccinated for COVID-19. Pandemic-driven lockdowns virtually ended. U.S. Gross Domestic Product (GDP) grew at an annualized rate of 6.4% in the first quarter of 2021, the second-largest quarterly gain since 2003, following an annualized growth rate of 4.3% in the last quarter of 2020. GDP forecasts for the second quarter of 2021 were also strong.
Jobs increased at a healthy pace through most of the semi-annual period. Non-farm payroll jobs began the calendar year with a monthly gain of 233,000 jobs. Progress was rather steadily higher, and by the end of June 2021, non-farm payroll jobs had increased to a monthly gain of 833,000. In turn, jobless claims and the unemployment rate declined. Jobless claims totaled 904,000 in early January 2021 and were down to 364,000 at the end of June. The U.S. unemployment rate went from 6.7% at the start of the calendar year to 5.9% at the end of the semi-annual period. In turn, consumer spending rose, home sales skyrocketed and travelers began returning to the skies.
Manufacturing was also robust, reaching heights not seen in decades. The Institute for Supply Management (ISM) Manufacturing Survey soared to 64.7 in March 2021, the highest reading since 1983, before declining slightly to 60.6 in June 2021, still well above the level widely considered to be a sign of expansion. Additionally, manufacturers could not produce enough to meet the pent-up demand as individuals released from lockdowns spent more than was widely anticipated. Major shortages were seen in semiconductor chips, commodities and a variety of goods, including lumber and automobiles, causing customers to wait long times for deliveries. Services, the largest sector of the U.S. economy, which had been especially hard hit by the COVID-19 pandemic, also began to recover during the semi-annual period, as more people became more comfortable going to restaurants, movies and retail stores. The ISM Services Index registered 57.2 at the end of 2020 and reached a historic peak of 64.0 in May 2021 before slipping to 60.1 in June.

About information in this report:
•
It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

VALUE LINE CENTURION FUND, INC.

■  Value Line Centurion Fund, Inc.
Semi-Annual Report
To Contractowners

Perhaps the major concern for the economy during the semi-annual period was a significant increase in inflationary pressures, a consequence of the strong economic recovery. The core Consumer Price Index, which excludes food and energy, rose 1.6% on a year over year basis in December 2020 but then reached an annualized growth rate of 4.5% in June 2021, the largest 12-month increase since the period ending November 1991. The energy index rose 24.5% over the 12 months ending June 2021, and the food index increased 2.4%. Over the 12 months ending June 2021, the broader all items Consumer Price Index increased 5.4%, the largest 12-month increase since a 5.4% increase for the period ending August 2008.
U.S. Treasury yields rose, and some economists criticized the U.S. Federal Reserve (the Fed) for maintaining monetary policy accommodation rather than increasing its near-zero short-term interest rates in an effort to counteract increasing inflation. However, Fed policymakers made it clear they believe the increased inflation is “transitory” due to the unusual pent-up demand from the COVID-19 pandemic, causing shortages and lifting prices. Fed policymakers also indicated they believe such inflation rates will be short-lived and will come down to the moderate level of 2% they seek as an average. At the same time, however, due to the unease and uncertainty around inflation, the Fed stated it was prepared to fight any inflation that persisted, signaling it would raise interest rates in 2023, one year earlier than investors and economists had expected. This Fed commentary stabilized U.S. Treasury yields and even caused a rally in prices, particularly in longer maturity bonds, which are most sensitive to inflation.
Outside of the U.S., economic recovery during the semi-annual period was more uneven. China’s economy grew robustly in the first quarter of 2021 before decelerating significantly in the second quarter. Due to a lack of COVID-19 vaccines, Europe struggled early, but its economy subsequently improved due to targeted lockdowns and an increase in available vaccinations. India was not so fortunate, as it suffered severe outbreaks of COVID-19. Brazil and other parts of South America continued to have high levels of cases as well. Japan, due to a shortage of vaccines and a low percentage of its population that has been vaccinated, instituted a lockdown to counteract its spiraling cases of the pandemic. In short, the global economy was not yet growing on all cylinders at the end of the semi-annual period as much of the world still struggled with COVID-19 and its variants.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, returned 15.25% during the six months ended June 30, 2021, its second-best first half calendar year since 1998, behind only 2019.
After a decline in January 2021 on increased COVID-19 cases and fears around new variants, the U.S. equity market was well supported through most of the semi-annual period by a combination of strong economic growth, robust corporate earnings, a gradual rollback of COVID-19 lockdowns and restrictions, an accelerated COVID-19 vaccine rollout, passage of a $1.9 trillion sweeping fiscal stimulus package in March and investor confidence the Fed would maintain its highly accommodative monetary policy for an extended period. Concerns about rising inflationary pressures led to a brief stretch of volatility mid-way through the second calendar quarter, though U.S. equities resumed their climb in early June when new jobless claims data showed a decline for the sixth consecutive week. All told, the S&P 500® Index finished June at a then-all-time high.
Value stocks significantly outperformed growth stocks across the capitalization spectrum of the U.S. equity market for the semi-annual period ended June 30, 2021, though a rotation toward growth-oriented stocks began in mid-May. Within the U.S. equity markets, small-cap stocks performed best, followed closely by mid-cap stocks and then large-cap stocks. (All as measured by the FTSE Russell indices.3)
In the S&P 500® Index, all 11 sectors generated positive absolute total returns during the semi-annual period. Energy, real estate and financials were the best relative performers. Conversely, utilities, consumer staples and consumer discretionary were the weakest performing sectors in the S&P 500® Index during the semi-annual period.
The U.S. equity markets outperformed the international equity markets during the semi-annual period. Developed and emerging market equities, as measured by the MSCI EAFE Index3 and MSCI Emerging Markets Index3, respectively, posted semi-annual returns of 8.83% and 7.45%, respectively. International equity markets, similarly to the U.S. equity market, were bolstered by an accelerating global rollout of COVID-19 vaccines, a favorable outlook for global economic growth and substantial support from governments and central banks. Also as in the U.S., several of the largest international markets, including the U.K. and Germany, were facing rising inflation, but their central bankers were similarly remaining patient with accommodative short-term policy rates. Chinese equities eked out only a modest gain for the semi-annual period, pressured by uncertain policies and external decisions as relating to its technology firms and after G7 leaders called for Hong Kong to keep a high degree of autonomy.
* * *

VALUE LINE CENTURION FUND, INC.

■  Value Line Centurion Fund, Inc.
Semi-Annual Report
To Contractowners

Of course, moving forward, we continue to monitor the latest updates related to COVID-19. Just as we remain focused on long-term, strategic investing through all market conditions, we encourage you to do so as well.
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures since 1950 — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
To stay current with timely commentary and investment insights and/or if you would like additional information on this or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus.
You may obtain free copies of the Fund’s prospectus, Statement of Additional Information or its annual or semi-annual shareholder reports or make shareholder inquiries by contacting your sponsoring insurance company or online at www.vlfunds.com/literature/order-literature. By phone: 1-800-243-2729.
The Value Line Funds are distributed by EULAV Securities LLC.
1
The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 27 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The FTSE Russell indices are a broad range of U.S. indices that allow investors to track current and historical market performance by specific size, investment style and other market characteristics. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

VALUE LINE CENTURION FUND, INC.

■  Value Line Centurion Fund, Inc.
Semi-Annual Report
To Contractowners

PORTFOLIO MANAGEMENT COMMENTARY (Unaudited)
INVESTMENT OBJECTIVE
The Fund’s investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Centurion Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the six months ended June 30, 2021.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of 7.59% during the six months ended June 30, 2021. This compares to the 15.25% return of the Fund’s benchmark, the S&P 500® Index, during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund posted solid positive absolute returns but underperformed the S&P 500® Index on a relative basis during the six-month reporting period, driven primarily by stock selection overall. Sector allocation decisions as a whole also detracted, albeit more modestly, during the semi-annual period.
Further, during the semi-annual period, value-oriented stocks outpaced growth-oriented stocks by a substantial margin. This style preference by investors at large proved a detractor for the Fund, which emphasizes growth over value. It was also a period during which investors favored lower quality, more speculative stocks. As the Fund invests in higher quality, less volatile stocks, this trend further dampened its relative results.
Which equity market sectors most significantly affected Fund performance?
The Fund was hurt most by stock selection in the information technology, materials and consumer discretionary sectors. Also detracting from the Fund’s relative results was holding no stocks in the energy and communication services sectors, each of which significantly outperformed the S&P 500® Index during the semi-annual period.
Only partially offsetting these detractors was stock selection in the health care sector, which contributed positively. Further boosting the Fund’s relative results was having no positions at all in the utilities sector, the weakest sector in the S&P 500® Index during the semi-annual period.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
The most significant detractors from the Fund’s performance were positions in pest control services provider Rollins, software and technology services firm Fiserv and metal packaging provider Ball, each of which experienced a share price decline during the semi-annual period because of weaker than expected operating performance.
What were some of the Fund’s best-performing individual stocks?
The individual stocks that contributed most to the Fund’s relative results were software and technology services firm Gartner and veterinary testing applications-focused medical equipment provider IDEXX Laboratories. Shares of each of these companies enjoyed robust double-digit gains during the semi-annual period because of stronger than expected operating performance. Further, the Fund did not own two information technology giants — Apple and Amazon.com, which generated positive absolute returns but significantly lagged the S&P 500® Index during the semi-annual period.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the semi-annual period?
During the semi-annual period, we initiated new Fund positions in science and engineering consulting firm Exponent, information technology services provider CGI and risk assessment services and decision analytics provider Verisk Analytics, which have each established, in our view, a consistent history of good earnings growth and stock price growth.

VALUE LINE CENTURION FUND, INC.

■  Value Line Centurion Fund, Inc.
Semi-Annual Report
To Contractowners

Among those positions eliminated from the Fund during the semi-annual period were agricultural materials provider FMC, technology-based outsourcing solutions to the financial services industry Broadridge Financial Solutions and aerostructure designer and manufacturer Spirit AeroSystems Holdings. In our opinion, each has no longer been delivering the consistent long-term growth we seek.
Were there any notable changes in the Fund’s weightings during the six-month period?
During the six-month period ended June 30, 2021, we shifted from an underweighted allocation to an overweighted allocation relative to the S&P 500® Index in consumer discretionary. We also moved from an overweighted exposure in consumer staples to a rather neutral position relative to the S&P 500® Index.
How was the Fund positioned relative to its benchmark index at the end of June 2021?
As of June 30, 2021, the Fund was overweighted relative to the S&P 500® Index in the industrials, materials and consumer discretionary sectors. The Fund was underweighted relative to the S&P 500® Index in the information technology, health care, financials and real estate sectors on the same date. On June 30, 2021, the Fund had a rather neutral position relative to the S&P 500® Index in the consumer staples sector and held no positions at all in the energy, communication services and utilities sectors.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

VALUE LINE CENTURION FUND, INC.

■  Value Line Centurion Fund, Inc.
Semi-Annual Report
To Contractowners

Ten Largest Holdings (Unaudited)*
Issue	Shares	Value	Percentage of Net Assets
IDEXX Laboratories, Inc.	13,500	$8,525,925	5.2%
Mettler-Toledo International, Inc.	5,900	8,173,506	5.0%
Rollins, Inc.	214,499	7,335,865	4.5%
Roper Technologies, Inc.	15,400	7,241,080	4.4%
Teledyne Technologies, Inc.	15,500	6,491,865	4.0%
Waste Connections, Inc.	51,300	6,126,759	3.7%
HEICO Corp.	41,033	5,720,821	3.5%
ANSYS, Inc.	15,800	5,483,548	3.4%
Fiserv, Inc.	51,200	5,472,768	3.3%
Church & Dwight Co., Inc.	61,600	5,249,552	3.2%
Sector Weightings — Percentage of Total Investments In Securities*
*
Excludes short-term investments, if any.

VALUE LINE CENTURION FUND, INC.

■  Value Line Centurion Fund, Inc.
Semi-Annual Report
To Contractowners

Average Annual Total Returns (For periods ended 6/30/2021) (Unaudited)
	YTD	1 Yr	5 Yrs	10 Yrs
Value Line Centurion Fund, Inc.	7.59%	30.05%	15.70%	12.75%
S&P 500® Index	15.25%	40.79%	17.65%	14.84%
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (888)-Guardian (482-7342) or visit www.guardianOnLine.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.

VALUE LINE CENTURION FUND, INC.

■  Value Line Centurion Fund, Inc.
Semi-Annual Report
To Contractowners

Fund Expenses (Unaudited)
By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of $1,000 invested on January 1, 2021 and held for six months ended June 30, 2021.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,075.90	$4.38	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the Financial Highlights.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
 Schedule of Investments
June 30, 2021 (Unaudited)
Shares		Value
Common Stocks 96.7%
Consumer Discretionary 8.3%
Retail 8.3%
2,800	AutoZone, Inc.(1)	$4,178,216
4,900	Domino’s Pizza, Inc.	2,285,801
3,800	O’Reilly Automotive, Inc.(1)	2,151,598
72,800	TJX Companies, Inc. (The)	4,908,176
		13,523,791
Consumer Staples 7.0%
Food 2.3%
21,500	J&J Snack Foods Corp.	3,749,815
Household Products 3.2%
61,600	Church & Dwight Co., Inc.	5,249,552
Retail 1.5%
12,900	Casey’s General Stores, Inc.	2,510,856
		11,510,223
Financials 4.5%
Insurance 4.5%
3,000	Alleghany Corp.(1)	2,001,210
15,000	American Financial Group, Inc.	1,870,800
10,200	Arch Capital Group, Ltd.(1)	397,188
15,000	Berkley (W.R.) Corp.	1,116,450
13,500	RenaissanceRe Holdings, Ltd.	2,009,070
		7,394,718
Healthcare 12.3%
Electronics 5.0%
5,900	Mettler-Toledo International, Inc.(1)	8,173,506
Healthcare Products 5.8%
2,600	Cooper Cos., Inc. (The)	1,030,302
13,500	IDEXX Laboratories, Inc.(1)	8,525,925
		9,556,227
Healthcare Services 1.5%
5,000	Chemed Corp.	2,372,500
		20,102,233
Industrials 39.6%
Aerospace & Defense 10.2%
41,033	HEICO Corp.	5,720,821
6,000	Northrop Grumman Corp.	2,180,580
15,500	Teledyne Technologies, Inc.(1)	6,491,865
3,600	TransDigm Group, Inc.(1)	2,330,244
		16,723,510
Shares		Value
Industrials 39.6% (Continued)
Commercial Services 10.7%
3,500	Cintas Corp.	$1,337,000
20,500	Equifax, Inc.	4,909,955
27,030	IHS Markit, Ltd.	3,045,200
214,499	Rollins, Inc.	7,335,865
5,000	Verisk Analytics, Inc.	873,600
		17,501,620
Electrical Equipment 2.9%
35,000	AMETEK, Inc.	4,672,500
Engineering & Construction 0.9%
16,200	Exponent, Inc.	1,445,202
Environmental Control 5.9%
32,000	Republic Services, Inc.	3,520,320
51,300	Waste Connections, Inc.	6,126,759
		9,647,079
Machinery Diversified 3.0%
3,000	IDEX Corp.	660,150
38,000	Toro Co. (The)	4,175,440
		4,835,590
Miscellaneous Manufacturers 1.6%
13,800	Carlisle Companies, Inc.	2,641,044
Software 4.4%
15,400	Roper Technologies, Inc.	7,241,080
		64,707,625
Information Technology 17.2%
Commercial Services 2.5%
16,900	Gartner, Inc.(1)	4,093,180
Computers 0.6%
11,000	CGI, Inc.(1)	996,600
Software 14.1%
15,800	ANSYS, Inc.(1)	5,483,548
25,000	Cadence Design Systems, Inc.(1)	3,420,500
5,200	Fair Isaac Corp.(1)	2,613,936
51,200	Fiserv, Inc.(1)	5,472,768
10,900	Jack Henry & Associates, Inc.	1,782,259
35,000	Open Text Corp.	1,778,000
5,591	Tyler Technologies, Inc.(1)	2,529,201
		23,080,212
		28,169,992

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
 Schedule of Investments (Continued)
June 30, 2021 (Unaudited)
Shares		Value
Common Stocks 96.7% (Continued)
Materials 6.1%
Chemicals 2.2%
17,000	Ecolab, Inc.	$3,501,490
Packaging & Containers 3.9%
21,000	AptarGroup, Inc.	2,957,640
42,400	Ball Corp.	3,435,248
		6,392,888
		9,894,378
Real Estate 1.7%
REITS 1.7%
8,000	American Tower Corp. REIT	2,161,120
8,000	Equity Lifestyle Properties, Inc. REIT	594,480
		2,755,600
Total Common Stocks (Cost $55,330,018)		158,058,560
Shares		Value
Short-Term Investment 3.4%
Money Market Fund 3.4%
5,548,065	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(2)	$5,548,065
Total Short-Term Investments (Cost $5,548,065)		5,548,065
Total Investments In Securities 100.1% (Cost $60,878,083)		$163,606,625
Excess Of Liabilities Over Cash And Other Assets (0.1)%		(157,515)
Net Assets 100.0%		$163,449,110

(1)
Non-income producing.

(2)
Rate reflects 7 day yield as of June 30, 2021.

REIT
Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2021 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$158,058,560	$—	$—	158,058,560
Short-Term Investment	5,548,065	—	—	5,548,065
Total Investments in Securities	$163,606,625	$—	$—	$163,606,625

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
 Statement of Assets and Liabilities
 Statement of Operations

June 30, 2021 (unaudited)

ASSETS:
Investments in securities, at value (Cost – $60,878,083)	$163,606,625
Dividends and interest receivable	78,100
Receivable for capital shares sold	40,039
Prepaid expenses	4,389
Total Assets	163,729,153
LIABILITIES:
Payable for capital shares redeemed	99,257
Accrued expenses:
Advisory fee	60,836
Service and distribution plan fees	36,002
Custody and accounting fees payable	21,520
Auditing and legal fees payable	20,221
Printing fee payable	16,004
Directors’ fees and expenses	846
Other	25,357
Total Liabilities	280,043
Net Assets	$163,449,110
NET ASSETS CONSIST OF:
Capital stock, at $1.00 par value (authorized 50,000,000, outstanding 4,781,978 shares)	$4,781,978
Additional paid-in capital	34,163,480
Distributable Earnings/(Loss)	124,503,652
Net Assets	$163,449,110
Net Asset Value Per Outstanding Share ($163,449,110 ÷ 4,781,978 shares outstanding)	$34.18
For the Six Months Ended
June 30, 2021 (unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $5,265)	$666,959
Securities lending income (Net)	255
Total Income	667,214
Expenses:
Advisory fees	359,119
Service and distribution plan fees	315,462
Custody and accounting fees	27,276
Auditing and legal fees	21,667
Fund administration fees	15,372
Directors’ fees and expenses	8,056
Printing and postage fees	7,570
Compliance and tax service fees	6,701
Insurance fees	1,660
Registration and filing fees	781
Other	11,166
Total Expenses Before Fees Waived (See Note 5)	774,830
Less: Service and Distribution Plan Fees Waived	(102,524)
Net Expenses	672,306
Net Investment Income/(Loss)	(5,092)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments in securities	7,404,698
Foreign currency transactions	(8)
7,404,690
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments in securities	4,307,165
Net Realized Gain/(Loss) and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	11,711,855
Net Increase in Net Assets from Operations	$11,706,763

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
 Statements of Changes in Net Assets
	Six Months Ended June 30, 2021 (unaudited)	Year Ended December 31, 2020
Operations:
Net investment income/(loss)	$(5,092)	$29,871
Net realized gain/(loss) on investments and foreign currency	7,404,690	14,371,064
Change in net unrealized appreciation/(depreciation) on investments	4,307,165	9,622,497
Net increase/(decrease) in net assets from operations	11,706,763	24,023,432
Distributions to Shareholders from:
Distributable Earnings	—	(26,329,612)
Share Transactions:
Proceeds from sale of shares	1,059,104	1,635,636
Proceeds from reinvestment of distributions to shareholders	—	26,329,612
Cost of shares redeemed	(7,931,394)	(16,720,309)
Net increase/(decrease) in net assets from capital share transactions	(6,872,290)	11,244,939
Total increase/(decrease) in net assets	4,834,473	8,938,759
NET ASSETS:
Beginning of period	158,614,637	149,675,878
End of period	$163,449,110	$158,614,637

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
 Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

	Six Months Ended June 30, 2021 (unaudited)	Years Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$31.77	$33.07	$26.39	$26.39	$22.09	$20.71
Income/(loss) from investment operations:
Net investment income/(loss)	—(1)(2)	0.01(1)	0.03	0.02	0.06	0.05
Net gains/(losses) on securities (both realized and unrealized)	2.41	4.78	8.64	0.04	4.29	1.37
Total from investment operations	2.41	4.79	8.67	0.06	4.35	1.42
Less distributions:
Dividends from net investment income	—	(0.03)	(0.01)	(0.06)	(0.05)	(0.04)
Distributions from net realized gains	—	(6.06)	(1.98)	—	—	—
Total distributions	—	(6.09)	(1.99)	(0.06)	(0.05)	(0.04)
Net asset value, end of period	$34.18	$31.77	$33.07	$26.39	$26.39	$22.09
Total return*	7.59%(3)	17.55%	33.07%	0.23%	19.71%	6.86%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$163,449	$158,615	$149,676	$124,252	$140,804	$132,726
Ratio of gross expenses to average net assets(4)	0.98%(5)	1.00%	1.01%	1.03%	1.01%	1.04%
Ratio of net expenses to average net assets(6)	0.85%(5)	0.88%	0.87%	0.89%	0.88%	0.90%
Ratio of net investment income/(loss) to average net assets(6)	(0.01)%(5)	0.02%	0.09%	0.06%	0.23%	0.21%
Portfolio turnover rate	4%(3)	6%	15%	3%	1%	4%

*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Per share amounts are calculated based on average shares outstanding during the period.

(2)
Amount is less than $.01 per share.

(3)
Not annualized.

(4)
Ratio reflects expenses grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor.

(5)
Annualized.

(6)
Ratio reflects expenses net of the waiver of the service and distribution plan fees by the Distributor.

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
 Notes to Financial Statements

June 30, 2021 (unaudited)

1.
Significant Accounting Policies

Value Line Centurion Fund, Inc. (the “Fund”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), whose primary investment objective is long-term growth of capital. Substantially all of the Fund’s net assets are invested in common stocks as the investment adviser, EULAV Asset Management (the “Adviser”), deems appropriate. The Fund is part of the Value Line Family of Funds (the “Value Line Funds”), a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Fund’s valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements:   The Fund follows fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

■ Value Line Centurion Fund, Inc.
 Notes to Financial Statements (Continued)

June 30, 2021 (unaudited)

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
(C) Federal Income Taxes:   It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of June 30, 2021, and for all open tax years, management has analyzed the Fund’s tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Securities Transactions and Income:   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
(E) Fund Distributions:   It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.
(F) Foreign Currency Translation:   The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications:   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Foreign Taxes:   The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

■ Value Line Centurion Fund, Inc.
 Notes to Financial Statements (Continued)

June 30, 2021 (unaudited)

(I) Securities Lending:   Under an agreement with State Street Bank & Trust Company (“State Street”), the Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. The Fund or the borrower may terminate the loan at any time. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. The Fund is protected by State Street in the event of counter-party default (the Fund accepts a smaller rebate for this protection). Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in “Securities lending income (Net)” on the Statement of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds’ collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.
The Fund may enter into a joint repurchase agreement whereby its uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreements are allocated to the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities or cash collateral marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedule of Investments.
As of June 30, 2021, the Fund was not invested in joint repurchase agreements.
As of June 30, 2021, the Fund was not have any securities on loan.
(J) Other Risks:   An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and was declared a pandemic by the World Health Organization in March 2020. This coronavirus has resulted in travel restrictions, restrictions on gatherings of people (including closings of, or limitations on, dining and entertainment establishments, as well as schools and universities), closed businesses (or businesses that are restricted in their operations), closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious disease outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak cannot be determined with certainty. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets and disruption to the global economy, the consequences of which are currently unpredictable. Certain of the Fund’s investments are likely to have exposure to businesses that, as a result of COVID-19, experience a slowdown or temporary suspension in business activities. These factors, as well as any restrictive measures instituted in order to prevent or control a pandemic or other public health crisis, such as the one posed by COVID-19, could have a material and adverse effect on the Fund’s investments.
(K) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.

■ Value Line Centurion Fund, Inc.
 Notes to Financial Statements (Continued)

June 30, 2021 (unaudited)

2.
Capital Share Transactions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in capital stock were as follows:
	Six Months Ended June 30, 2021 (unaudited)	Year Ended December 31, 2020
Shares sold	31,909	53,702
Shares issued to shareholders in reinvestment of dividends and distributions.	—	966,224
Shares redeemed	(242,680)	(553,299)
Net increase (decrease).	(210,771)	466,627

3.
Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments for the period ended June 30, 2021, were as follows:
Purchases of Investment Securities	Sales of Investment Securities
$5,979,549	$(12,792,023)
The Fund is permitted to effect purchase and sale transactions with affiliated funds under procedures adopted by the Board. The procedures have been designed to seek to ensure that any such security transaction complies with certain conditions of Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the period ended June 30, 2021, the Fund did not engage in such transactions.
4.
Income Taxes

At June 30, 2021, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were:
Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation (depreciation)on investments
$60,892,771	$103,772,491	$(1,058,637)	$102,713,854
The differences between book basis and tax basis unrealized appreciation/depreciation on investments were primarily attributed to wash sales and return of capital distributions from corporations.
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Other Timing Differences	Unrealized Appreciation	Capital Loss Carryforwards	Late Year Deferrals	Distributable Earnings (Loss)
$38,328	$14,362,524	$—	$98,396,037	$—	$—	$112,796,889
The tax composition of distributions paid to shareholders for the years ended December 31, 2020 and December 31, 2019 were as follows:
	2020	2019
Ordinary income	$125,707	$85,994
Long-term capital gain	26,203,905	8,827,744
	$26,329,612	$8,913,738

■ Value Line Centurion Fund, Inc.
 Notes to Financial Statements (Continued)

June 30, 2021 (unaudited)

5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

For providing advisory services to the Fund and managing the Fund’s investments for the six months ended June 30, 2021, the Adviser was paid a fee at an annual rate of 0.45% of the Fund’s average daily net assets. The investment advisory agreement between the Fund and the Adviser provides for a combined fee for both advisory services and Administrative Services (as defined in the investment advisory agreement) at an annual rate equal to 0.50% of Fund’s average daily net assets (the “Combined Rate”). The advisory fee component paid by the Fund to the Adviser for each period is calculated by subtracting the amount paid by the Fund for Administrative Services with respect to the same period from the Combined Rate. The Adviser provides (or arranges for the provision of) such Administrative Services pursuant to a separate administration agreement with the Fund. An advisory fee of $359,119 was paid or payable to the Adviser for the six months ended June 30, 2021.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the 1940 Act, which compensates EULAV Securities, LLC (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the six months ended June 30, 2021, fees amounting to $315,462, before fee waivers, were accrued under the Plan. The Distributor has contractually agreed to waive the 12b-1 fee in an amount equal to 0.13% of the Fund’s average daily net assets through June 30, 2022. The waiver cannot be terminated before June 30, 2022 without the approval of the Fund’s Board. There is no assurance that the Distributor will extend the fee waiver beyond June 30, 2022. For the six months ended June 30, 2021, the fees waived amounted to $102,524. The Distributor has no right to recoup previously waived amounts.
The Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets or another equitable method.

Semi-Annual Report
FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE
OF THE INVESTMENT ADVISORY AGREEMENT FOR
VALUE LINE CENTURION FUND, INC.
The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not “interested persons” of Value Line Centurion Fund, Inc. (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of the Fund’s investment advisory agreement (the “Agreement”) with its investment adviser, EULAV Asset Management (the “Adviser”).
As part of the process in considering the continuance of the Agreement, the Board requested, and the Adviser provided, such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Fund and any officers of the Adviser. In considering the continuance of the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors and representatives of Broadridge Financial Solutions, Inc., an independent mutual fund board consulting service.
Both in the meeting specifically focused upon the review of the Agreement and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information regarding, among other things: (i) the Fund’s investment performance, performance-related metrics and risk-related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Broadridge Financial Solutions, Inc. utilizing the classification system of Morningstar, Inc., an independent evaluation service (together, “Broadridge/Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Broadridge/Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) the arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which were effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Directors reviewed information for the Fund, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying the Fund within a Category, Broadridge/Morningstar considered the characteristics of the Fund’s actual portfolio holdings over various periods of time relative to the market and other factors that distinguish a particular investment strategy under Broadridge/Morningstar’s methodology with the objective to permit meaningful comparisons. Broadridge/Morningstar classified the Fund within its Mid-Cap Growth category.
In preparing a Peer Group for the Fund, Broadridge/Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying the Fund within a Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Broadridge/Morningstar prepared the Peer Group for the Fund consisting of 11 other retail insurance funds with similar investment style, expense structure and asset size as the Fund. Generally, the final Peer Group consists of funds that range in net assets from approximately 10% smaller than to approximately 10% larger than the Fund and includes roughly 2 funds that are smaller and 9 larger than the Fund.
In their executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for the Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; (d) the Fund’s potential for achieving economies of scale; and (e) potential “fall-out” benefits to the Adviser. In support of its review of the statistical information, the Board discussed with Broadridge/Morningstar the description of the methodology used by Broadridge/Morningstar to determine the Fund’s Peer Group and Category and the results of the statistical information prepared by Broadridge/Morningstar. The Board observed that there is a range of insurance companies from which persons may purchase variable insurance products as well as investment options available to prospective shareholders of the Fund, including other mutual funds underlying their variable insurance product, and that the Fund’s shareholders have chosen to invest in the Fund as well as to purchase the variable insurance product in which the Fund is an investment option from their insurance company.
The following summarizes matters considered by the Board in connection with its continuance of the Agreement. However, the Board did not identify any single factor as all-important or controlling, each Director may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance.   The Board reviewed the Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index, including considering as appropriate their respective relative risk profiles. The Board noted that the Fund’s performance was below the performance of the Peer Group and Category medians and the benchmark index for the one-year, three-year, five-year, and ten-year period ended March 31, 2021.
The Adviser’s Personnel and Methods.   The Board reviewed the background of the portfolio managers responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs, and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without additional cost beyond amounts required to be paid under the Adviser’s charter document. The Board also considered the Adviser’s implementation of, and continued operations under, its business continuity plan in response to the COVID-19 Pandemic, including not only the Adviser’s operations but the Adviser’s oversight of other Fund service providers who also implemented and are operating under their business continuity plans. The Board concluded that the Fund’s management team and the Adviser’s overall resources (including human resources, financial capital and liquidity) were adequate, and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement, including while operating remotely under the Adviser’s business continuity plan.
Adviser’s Fee.   The Board considered the Adviser’s fee rate under the Fund’s Agreement relative to the advisory fee rate applicable to the funds in the Peer Group and Category before applicable fee waivers. Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category and to the Fund, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate was substantially less than the advisory fee rate of the Peer Group and Category medians. The Board concluded that the Fund’s fee rate for compensation for the services provided and costs borne by the Adviser was satisfactory for the purpose of approving continuance of the Agreement.
Expenses.   The Board also considered the Fund’s total expense ratio relative to its Peer Group and Category. Both before and after giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group and Category, the Fund’s expense ratio was less than the Peer Group and Category medians. The Distributor and the Board agreed to extend the Distributor’s contractual waiver of a portion of the Fund’s Rule 12b-1 fees which is projected to effectively reduce the Fund’s Rule 12b-1 fee rate from 0.40% to an amount equal to 0.27% of the Fund’s average daily net assets through June 30, 2022. The waiver cannot be changed during the contractual waiver period without the approval of the Board and the Distributor. The Board concluded that the average expense ratio was satisfactory for the purpose of approving continuance of the Agreement.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Fund’s overall compliance program and treasury function. The Board reviewed the services provided by the Adviser and the Distributor in supervising the Fund’s third-party service providers, including the Adviser’s recent request for proposal for transfer agency services that resulted in favorable fee concessions by the transfer agent for the Value Line fund family. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to the Fund’s shareholders.
Profitability.   The Board considered the level of profitability of the Adviser and the Distributor with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during the current and prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management, sub-transfer agency and/or Rule 12b-1 fees for certain funds, the Fund’s policy prohibiting the Adviser’s use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to the Fund, including the financial results derived from the Fund’s Agreement, was within a range the Board considered reasonable.
Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with the Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.
Economies of Scale.   The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser.   The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Fund.
Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which the Fund pays a fee to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that the Fund’s Agreement, and the Adviser’s fee rate thereunder, is fair and reasonable and voted to continue the Agreement.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. Regulatory filings of Forms N-PORT are available on the SEC’s website at http://www.sec.gov.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

(b)	Not Applicable

Item 2	Code of Ethics

Not applicable.

Item 3	Audit Committee Financial Expert

Not applicable.

Item 4	Principal Accountant Fees and Services

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not Applicable.

Item 6.	Investments

Not Applicable

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.     Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.   Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.   Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.   Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.   Exhibits.

(a)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	August 31, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Christopher W. Roleke
Christopher W. Roleke, Treasurer, Principal Financial Officer

Date:	August 31, 2021